SUNAMERICA SERIES TRUST

Supplement to the Statement of Additional Information dated
August 1, 2002


Effective August 1, 2002, the SunAmerica Asset Management Corp., Adviser to SunAmerica Series Trust, has agreed to increase reimbursement expenses, if necessary, to keep annual operating expenses at or below the following percentage of each of the following Portfolio's average net assets: Equity Income Portfolio 1.35% for Class A shares and Small Company Value Portfolio 1.60% for Class A shares.




Dated:	August 1, 2002